UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 8, 2015

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

National General Holdings Corp. (the “Company”) held its 2015 Annual Meeting of Shareholders on May 8, 2015. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

Description of Matters Submitted	For	Withheld	Broker Non-Vote
1. Election of Directors:

Ephraim Brecher	89,519,278	390,152	1,247,854
Donald DeCarlo	88,944,234	965,196	1,247,854
Patrick Fallon	89,519,428	390,002	1,247,854
Michael Karfunkel	78,931,950	10,977,480	1,247,854
Barry Karfunkel	88,290,547	1,618,883	1,247,854
Barbara Paris	89,518,878	390,552	1,247,854
Barry Zyskind	78,471,823	11,437,607	1,247,854

	For	Against	Abstain
2. Ratification of the appointment of BDO USA, LLP as the Company’s independent auditor for the year ended December 31, 2015.	91,154,060	337	2,887

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: May 8, 2015	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary